                                                                   Exhibit 10.15

                                 REVOLVING NOTE

$_________________________                                  ______________, 1996


         FOR VALUE RECEIVED, the undersigned, ____________________, a
__________ corporation (the "Borrower"), promises to pay to the order of
________________________________________________________________________________
__ (the "Bank"), for the account of its Lending Office, the principal amount of
_________________________ DOLLARS ($____________________) or the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the Borrower pursuant to Section 2.01(b) of the Credit Agreement (hereinafter defined) whichever is less, in immediately available funds at BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AGENCY MANAGEMENT SERVICES #5506, 1455 Market Street, Twelfth Floor, San Francisco, California 94103, at the times and in the amounts as set forth in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal balance of the Revolving Loans, from time to time outstanding, at the rates and on the dates set forth in the Credit Agreement. The aggregate unpaid principal amount of all Revolving Loans shall be due and payable on the Revolving Termination Date.

         This note is one of the notes issued pursuant to, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement, dated as of August 7, 1996 (as the same may be amended, modified or restated from time to time, the "Credit Agreement"), among BJ SERVICES COMPANY, a Delaware corporation ("Company"), BJ SERVICES COMPANY, U.S.A., a Delaware corporation, BJ SERVICE INTERNATIONAL, INC., a Delaware corporation, BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation, NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation, and the other Subsidiary Borrowers (as defined in the Credit Agreement) (Company and Subsidiary Borrowers collectively, "Borrowers"), the several financial institutions from time to time party thereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent (the "U.S. Agent"), Issuing Bank and Swing Loan Bank, BANK OF AMERICA CANADA, as Canadian Agent (the "Canadian Agent"), THE CHASE MANHATTAN BANK, as Senior Co-Agent, and the Co-Agents therein named. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Credit Agreement. Reference is made to the Credit Agreement for, inter alia, provisions for the prepayment hereof, the acceleration of the maturity hereof and to the effect that no provision of the Credit Agreement or this Note shall require the payment or permit the charging or collection of interest in an amount in excess of the highest non-usurious or non-criminal amount permitted by applicable law.

         It is contemplated that by reason of prepayments hereon prior to the Revolving Termination Date, there may be times when no indebtedness is owing hereunder prior to such date, but notwithstanding such occurrence this note shall be in full force and effect as to the Revolving Loans made pursuant to the Credit Agreement subsequent to each such occurrence.

         All Revolving Loans made by the Bank pursuant to the Credit Agreement and all payments of the principal thereof shall be endorsed by the holder of this Revolving Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that the failure of the holder of this Revolving Note to insert any date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower or the other Borrowers to repay any Revolving Loans in accordance with the terms of the Credit Agreement.

         The Borrower and any and all sureties, guarantors and endorsers of this Revolving Note and all other parties now or hereafter liable hereon, severally waive, except as otherwise provided in the Credit Agreement or in any other of the Loan Documents, grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree
(i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Revolving Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for the Bank, in order to enforce payment of this Revolving Note, to first institute or exhaust the Bank's remedies against the Borrower or any other party liable therefor or against any security for this Revolving Note.

         This Revolving Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party charged. If any term or provision of this Revolving Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

         IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS REVOLVING NOTE, THE BORROWER WAIVES THE RIGHT TO A TRIAL BY JURY AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF BORROWER AND INURE TO THE BENEFIT OF THE BANK AND ITS SUCCESSORS AND ASSIGNS (INCLUDING PARTICIPANTS IN ACCORDANCE WITH THE TERMS OF THE CREDIT AGREEMENT).

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Revolving Note on the date first above written.



                                        ---------------------------------------


                                        By
                                           ------------------------------------
                                        Name:
                                        Title:

                                 GRID SCHEDULE


         Attached to and made part of the Revolving Note, dated August 7, 1996, issued pursuant to that certain Amended and Restated Credit Agreement, dated as of August 7, 1996, among BJ SERVICES COMPANY, a Delaware corporation,, BJ SERVICES COMPANY, U.S.A., a Delaware corporation, BJ SERVICE INTERNATIONAL, INC., a Delaware corporation, BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation, NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation, and the other Subsidiary Borrowers (as defined in the Credit Agreement), the several financial institutions from time to time party thereto, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent, Issuing Bank and Swing Loan Bank, BANK OF AMERICA CANADA, as Canadian Agent, THE CHASE MANHATTAN BANK, as Senior Co-Agent, and the Co-Agents therein named.


============================================================================================================================
                                                                                  Amount of       Unpaid
                                                                                  Principal      Principal
                  Principal                                                        Paid or        Balance         Name of
    Date of        Amount       Type of    Interest     Interest     Maturity     Prepaid or     (Balance      Person Making
     Loan          of Loan      Loan(1)      Rate        Period        Date       Converted     continued)       Notation
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================

----------------------------------

(1) The type of loan may be represented either by "B" for Base Rate Loans or "O" for LIBOR Offshore Rate Loans.

                                   TERM NOTE

$__________________                                            ___________, 1996


         FOR VALUE RECEIVED, the undersigned, _______________________________, a Delaware corporation (the "Borrower"), promises to pay to the order of __________________________________________________ (the "Bank"), for the account of its Lending Office, the principal amount of ____________________________ DOLLARS ($_________________) or the aggregate unpaid principal amount of all U.S. Term Loans made by the Bank to the Borrower pursuant to Section 2.01(a)(ii) of the Credit Agreement (hereinafter defined), whichever is less, in immediately available funds at [BANK OF AMERICA CANADA, Suite 2700, 200 Front Street West, Toronto, Ontario] [BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AGENCY MANAGEMENT SERVICES #5506, 1455 Market Street, Twelfth Floor, San Francisco, California 94103], at the times and in the amounts as set forth in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal balance of the U.S. Term Loans, from time to time outstanding, at the rates and on the dates set forth in the Credit Agreement. The Borrower promises to make payments of principal in the amounts and on the dates set forth in the Credit Agreement, and the entire unpaid principal amount of the U.S. Term Loans shall be due and payable on the Term Loan Maturity Date.

         This note is one of the notes issued pursuant to, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement, dated as of August 7, 1996 (as the same may be amended, modified or restated from time to time, the "Credit Agreement"), among BJ SERVICES COMPANY, a Delaware corporation ("Company"), BJ SERVICES COMPANY, U.S.A., a Delaware corporation, BJ SERVICE INTERNATIONAL, INC., a Delaware corporation, BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation, NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation, and the other Subsidiary Borrowers (as defined in the Credit Agreement), the several financial institutions from time to time party thereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent (the "U.S. Agent"), Issuing Bank and Swing Loan Bank, BANK OF AMERICA CANADA, as Canadian Agent (the "Canadian Agent"), THE CHASE MANHATTAN BANK, as Senior Co-Agent, and the Co-Agents therein named. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Credit Agreement. Reference is made to the Credit Agreement for, inter alia, provisions for the prepayment hereof, the acceleration of the maturity hereof and to the effect that no provision of the Credit Agreement or this Note shall require the payment or permit the charging or collection of interest in an amount in excess of the highest non-usurious or non-criminal amount permitted by applicable law.

         The U.S. Term Loans made by the Bank pursuant to the Credit Agreement and all payments of the principal thereof shall be endorsed by the holder of this Term Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that the failure of the holder of this Term Note to insert any date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay any U.S. Term Loans in accordance with the terms of the Credit Agreement.

         The Borrower and any and all sureties, guarantors and endorsers of this Term Note and all other parties now or hereafter liable hereon, severally waive, except as otherwise provided in the Credit Agreement or in any other of the Loan Documents, grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Term Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for the Bank, in order to enforce payment of this Term Note, to first institute or exhaust the Bank's remedies against the Borrower or any other party liable therefor or against any security for this Term Note.

         This Term Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party charged. If any term or provision of this Term Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

         IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS TERM NOTE, THE BORROWER WAIVES THE RIGHT TO A TRIAL BY JURY, AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF BORROWER AND INURE TO THE BENEFIT OF THE BANK AND ITS SUCCESSORS AND ASSIGNS (INCLUDING PARTICIPANTS IN ACCORDANCE WITH THE TERMS OF THE CREDIT AGREEMENT).

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Term Note on the date first above written.

                                        BJ SERVICES COMPANY


                                        By
                                          -------------------------------------
                                        Name:
                                        Title:

                                 GRID SCHEDULE


         Attached to and made part of the Term Note, dated August 7, 1996, issued pursuant to that certain Amended and Restated Credit Agreement, dated as of August 7, 1996, among BJ SERVICES COMPANY, a Delaware corporation,, BJ SERVICES COMPANY, U.S.A., a Delaware corporation, BJ SERVICE INTERNATIONAL, INC., a Delaware corporation, BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation, NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation, and the other Subsidiary Borrowers (as defined in the Credit Agreement), the several financial institutions from time to time party thereto, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent, Issuing Bank and Swing Loan Bank, BANK OF AMERICA CANADA, as Canadian Agent, THE CHASE MANHATTAN BANK, as Senior Co-Agent, and the Co-Agents therein named.


===========================================================================================================================
                                                                                    Amount of       Unpaid
                                                                                    Principal      Principal       Name of
                  Principal                                                          Paid or        Balance         Person
    Date of        Amount        Type of      Interest    Interest     Maturity     Prepaid or     (Balance         Making
     Loan          of Loan        Loan(2)       Rate       Period        Date       Converted     continued)       Notation
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================

----------------------------------

(2) The type of loan may be represented either by "B" for Base Rate Loans or "O" for LIBOR Offshore Rate Loans.

                                PRIME RATE NOTE

C$__________________                                           ___________, 1996


         FOR VALUE RECEIVED, the undersigned, NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation (the "Borrower"), promises to pay to the order of ___________________________________________________________ (the "Bank"), for
the account of its Lending Office, the principal amount of ____________________________ CANADIAN DOLLARS (C$_________________) or the
aggregate unpaid principal amount of all Prime Rate Loans made by the Bank to the Borrower pursuant to Section 2.01(a) of the Credit Agreement (hereinafter defined), whichever is less, in immediately available funds at BANK OF AMERICA CANADA, Suite 2700, 200 Front Street West, Toronto, Ontario, at the times and in the amounts as set forth in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal balance of the Prime Rate Loans, from time to time outstanding, at the rates and on the dates set forth in the Credit Agreement. The Borrower promises to make payments of principal in the amounts and on the dates set forth in the Credit Agreement, and the entire unpaid principal amount of the Prime Rate Loans shall be due and payable on the Term Loan Maturity Date.

         This note is one of the notes issued pursuant to, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement, dated as of August 7, 1996 (as the same may be amended, modified or restated from time to time, the "Credit Agreement"), among BJ SERVICES COMPANY, a Delaware corporation ("Company"), BJ SERVICES COMPANY, U.S.A., a Delaware corporation, BJ SERVICE INTERNATIONAL, INC., a Delaware corporation, BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation, NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation, and the other Subsidiary Borrowers (as defined in the Credit Agreement), the several financial institutions from time to time party thereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent (the "U.S. Agent"), Issuing Bank and Swing Loan Bank, BANK OF AMERICA CANADA, as Canadian Agent (the "Canadian Agent"), THE CHASE MANHATTAN BANK, as Senior Co-Agent, and the Co-Agents therein named. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Credit Agreement. Reference is made to the Credit Agreement for, inter alia, provisions for the prepayment hereof, the acceleration of the maturity hereof and to the effect that no provision of the Credit Agreement or this Note shall require the payment or permit the charging or collection of interest in an amount in excess of the highest non-usurious or non-criminal amount permitted by applicable law.

         The Prime Rate Loans made by the Bank pursuant to the Credit Agreement and all payments of the principal thereof shall be endorsed by the holder of this Prime Rate Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that the failure of the holder of this Prime Rate Note to insert any date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay any Prime Rate Loans in accordance with the terms of the Credit Agreement.

         The Borrower and any and all sureties, guarantors and endorsers of this Prime Rate Note and all other parties now or hereafter liable hereon, severally waive, except as otherwise provided in the Credit Agreement or in any other of the Loan Documents, grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree
(i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Prime Rate Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for the Bank, in order to enforce payment of this Prime Rate Note, to first institute or exhaust the Bank's remedies against the Borrower or any other party liable therefor or against any security for this Prime Rate Note.

         This Prime Rate Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party charged. If any term or provision of this Prime Rate Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

         IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS PRIME RATE NOTE, THE BORROWER WAIVES THE RIGHT TO A TRIAL BY JURY, AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF BORROWER AND INURE TO THE BENEFIT OF THE BANK AND ITS SUCCESSORS AND ASSIGNS (INCLUDING PARTICIPANTS IN ACCORDANCE WITH THE TERMS OF THE CREDIT AGREEMENT).

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Prime Rate Note on the date first above written.

                                        NOWSCO WELL SERVICE LTD.


                                        By
                                          -------------------------------------
                                        Name:
                                        Title:

                                 GRID SCHEDULE


         Attached to and made part of the Prime Rate Note, dated August 7, 1996, issued pursuant to that certain Amended and Restated Credit Agreement, dated as of August 7, 1996, among BJ SERVICES COMPANY, a Delaware corporation,, BJ SERVICES COMPANY, U.S.A., a Delaware corporation, BJ SERVICE INTERNATIONAL, INC., a Delaware corporation, BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation, NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation, and the other Subsidiary Borrowers (as defined in the Credit Agreement), the several financial institutions from time to time party thereto, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent, Issuing Bank and Swing Loan Bank, BANK OF AMERICA CANADA, as Canadian Agent, THE CHASE MANHATTAN BANK, as Senior Co-Agent, and the Co-Agents therein named.


===========================================================================================================================
                                                                                    Amount of       Unpaid
                                                                                    Principal      Principal       Name of
                  Principal                                                          Paid or        Balance         Person
    Date of        Amount        Type of      Interest    Interest     Maturity     Prepaid or     (Balance         Making
     Loan          of Loan         Loan         Rate       Period        Date       Converted     continued)       Notation
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

                                SWING LOAN NOTE

$20,000,000.00                                                  __________, 1996


         FOR VALUE RECEIVED, the undersigned, ____________________, a __________ corporation (the "Borrower"), promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank"), for the account of its Lending Office, on or before the Revolving Termination Date the lesser of (i) the principal amount of TWENTY MILLION DOLLARS ($20,000,000.00) or (ii) the aggregate unpaid principal amount of all Swing Loans made by the Bank to the Borrower pursuant to Section 2.01(c) of the Credit Agreement (hereinafter defined), whichever is less, in immediately available funds at BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AGENCY MANAGEMENT SERVICES #5506, 1455 Market Street, Twelfth Floor, San Francisco, California 94103, at the times and in the amounts as set forth in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal balance of the Swing Loans, from time to time outstanding, at the rates and on the dates set forth in the Credit Agreement. The aggregate unpaid principal amount of all Swing Loans shall be due and payable on the Revolving Termination Date.

         This note is one of the notes issued pursuant to, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement, dated as of August 7, 1996 (as the same may be amended, modified or restated from time to time, the "Credit Agreement"), among BJ SERVICES COMPANY, a Delaware corporation ("Company"), BJ SERVICES COMPANY, U.S.A., a Delaware corporation, BJ SERVICE INTERNATIONAL, INC., a Delaware corporation, BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation, NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation, and the other Subsidiary Borrowers (as defined in the Credit Agreement) (Company and Subsidiary Borrowers collectively, "Borrowers"), the several financial institutions from time to time party thereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent (the "U.S. Agent"), Issuing Bank and Swing Loan Bank, BANK OF AMERICA CANADA, as Canadian Agent (the "Canadian Agent"), THE CHASE MANHATTAN BANK, as Senior Co-Agent, and the Co-Agents therein named. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Credit Agreement. Reference is made to the Credit Agreement for, inter alia, provisions for the prepayment hereof, the acceleration of the maturity hereof and to the effect that no provision of the Credit Agreement or this Note shall require the payment or permit the charging or collection of interest in an amount in excess of the highest non-usurious or non-criminal amount permitted by applicable law.

         All Swing Loans made by the Bank pursuant to the Credit Agreement and all payments of the principal thereof shall be endorsed by the holder of this Swing Loan Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed;

provided, however, that the failure of the holder of this Swing Loan Note to insert any date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower or any other Borrowers to repay any Swing Loans in accordance with the terms of the Credit Agreement.

         The Borrower and any and all sureties, guarantors and endorsers of this Swing Loan Note and all other parties now or hereafter liable hereon, severally waive, except as otherwise provided in the Credit Agreement or in any other of the Loan Documents, grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree
(i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Swing Loan Note, (iii) to the release of any party primarily or secondarily liable hereon and (iv) that it will not be necessary for the Bank, in order to enforce payment of this Swing Loan Note, to first institute or exhaust the Bank's remedies against the Borrower or any other party liable therefor or against any security for this Swing Loan Note.

         This Swing Loan Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the party to be charged. If any term or provision of this Swing Loan Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

         IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS SWING LOAN NOTE, THE BORROWER WAIVES THE RIGHT TO A TRIAL BY JURY AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF BORROWERS AND INURE TO THE BENEFIT OF THE BANK AND ITS SUCCESSORS AND ASSIGNS (INCLUDING PARTICIPANTS IN ACCORDANCE WITH THE TERMS OF THE CREDIT AGREEMENT).

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Swing Loan Note on the date first above written.


                                        ---------------------------------------


                                        By
                                          -------------------------------------
                                        Name:
                                        Title:

                                 GRID SCHEDULE


         Attached to and made part of the Swing Loan Note, dated August 7, 1996, issued pursuant to that certain Amended and Restated Credit Agreement, dated as of August 7, 1996, among BJ SERVICES COMPANY, a Delaware corporation,, BJ SERVICES COMPANY, U.S.A., a Delaware corporation, BJ SERVICE INTERNATIONAL, INC., a Delaware corporation, BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation, NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation, and the other Subsidiary Borrowers (as defined in the Credit Agreement), the several financial institutions from time to time party thereto, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as U.S. Agent, Issuing Bank and Swing Loan Bank, BANK OF AMERICA CANADA, as Canadian Agent, THE CHASE MANHATTAN BANK, as Senior Co-Agent, and the Co-Agents therein named.



==========================================================================================================
                                                                     Unpaid Principal
                        Principal Amount     Amount of Principal         Balance           Name of Person
     Date of Loan            of Loan           Paid or Prepaid     (Balance continued)     Making Notation
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================





                                      -3-